EXHIBIT 10.6

                          1996 STOCKHOLDERS' AGREEMENT
                          ----------------------------

    AGREEMENT, dated as of March 22, 1996 (this "Agreement"), by and among Simmons Company, a Delaware corporation (the "Company"), Simmons Holdings, Inc., a Delaware corporation (the "Buyer") and NationsBank, N.A. (South), solely as trustee of the Simmons Company Employee Stock Ownership Trust (the "Trust"), established pursuant to the Agreement of Trust for the Simmons Company Employee Stock Ownership Plan, dated as of January 17, 1989, as amended, adopted as part of the Simmons Company Employee Stock Ownership Plan (the "Plan"), or any successor trustee thereunder (the "Trustee"). This Agreement shall become effective on the date (the "Effective Date") of, and simultaneously with, the closing of the transactions under the Stock Purchase Agreement (as such term is hereinafter defined).

    The Company, the Trustee, Merrill Lynch Capital Appreciation Partnership No. B-XI, L.P., MLCP Associates L.P. No. II, ML IBK Positions Inc., ML Offshore LBO Partnership No. B-XI, Merrill Lynch KECALP L.P. 1987, Merrill Lynch KECALP L.P. 1989, Merchant Banking L.P. No. IV, certain stockholders listed on the signature pages thereto, Simmons Acquisition Corp., a wholly owned subsidiary of the Buyer ("SAC"), and the Buyer have entered into a Stock Purchase Agreement, dated as of February 21, 1996 (the "Stock Purchase Agreement"), pursuant to which, among other things, subject to the terms and conditions thereof, SAC has agreed to purchase shares of Common Stock of the Company from certain stockholders and the Trustee has agreed to convert certain shares of Common Stock into shares of Series A Preferred Stock of the surviving corporation of the merger pursuant to the Agreement of Merger in the form of Exhibit E of the Stock Purchase Agreement.

    The Company and each of the other parties hereto deem it in their best interests and in the best interests of the Company to enter into this Agreement.

    The parties hereto also desire to restrict the sale, assignment, transfer, encumbrance or other disposition of certain shares of capital stock of the Company. Accordingly, in consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:



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                                    ARTICLE I

                                   DEFINITIONS

    As used in this Agreement, the following terms shall have the meanings ascribed to them below:

    "Affiliate" of any Person shall mean any other Person directly or indirectly controlled by, controlling or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to directly or indirectly direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

    "Business Combination" means (i) any merger or consolidation of the Company with (A) the Buyer or any of its Affiliates; or (B) any other corporation which, after such merger or consolidation, would be an Affiliate of the Buyer, provided, however, that the foregoing shall not apply to the merger of the
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Company and SAC pursuant to the transactions contemplated by the Stock Purchase
Agreement; or (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with the Buyer or any of its Affiliates of all or substantially all the assets of the Company.

    "Business Day" means any day other than a Saturday, Sunday, federal holiday or other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

    "Buyer" shall have the meaning ascribed thereto in the Preamble hereof.

    "Buyer Consideration" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

    "Buyer IPO" shall mean the consummation of the initial underwritten public offering of common stock of Buyer, pursuant to a registration statement that was declared effective under the Securities Act.

    "Buyer Shares" shall mean the shares of Common Stock beneficially owned by the Buyer, any of its Affiliates or any of their respective transferees.

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    "Buyer's Certificate of Designations" shall mean the Certificate of
Designations of Simmons Holdings, Inc., filed March 20, 1996, with the Secretary of State for the State of Delaware.

    "Common Stock" shall mean the common stock of the Company.

    "Company" shall mean Simmons Company, a Delaware corporation.

    "Company's Amended and Restated Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation, filed March 20, 1996, with the Secretary of State for the State of Delaware.

    "Company IPO" shall have the meaning ascribed thereto in Section 5.1 hereof.

    "Covered Sale" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

    "Class C Stock" shall mean the Buyer's Class C stock, as such is defined in the Buyer's Certificate of Designations.

    "Drag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

    "Duly Endorsed" shall mean that a stock certificate is duly endorsed in blank by the Person or Persons in whose name such certificate is registered or that such certificate is accompanied by a duly executed stock or security assignment, separate from the certificate itself, with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the National Association of Securities Dealers, Inc.

    "Effective Date" shall have the meaning ascribed thereto in the Preamble hereof.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

    "Event Notice" shall have the meaning ascribed thereto in Section 3.1(a) hereof.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

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    "Exchange Closing Date" shall have the meaning ascribed thereto in Section
3.1(a) hereof.

    "Exchange Event" shall have the meaning ascribed thereto in Section 3.1(a) hereof.

    "Exchange Notice" shall have the meaning ascribed thereto in Section 3.1(b) hereof.

    "Exchange Right" shall have the meaning ascribed thereto in Section 3.1(b) hereof.

    "Exchange Shares" shall have the meaning ascribed thereto in Section 3.1(b) hereof.

    "Fair Value Price" shall mean, with respect to each share of Common Stock or Class C Stock, an amount equal to the fair market value (valued on a going concern basis) of a share of such stock, as determined in good faith by the Board of Directors of the issuer of such stock, without applying any discounts for minority interests or for legal or contractual restrictions on transferability.

    "Hart-Scott Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

    "Management Anti-dilution Stock Option Agreements" shall mean the Anti-dilution Stock Option Agreements, each dated on the date hereof, between the Buyer and certain members of the Company's management individually.

    "Parent Option Agreement" shall mean the Parent Option Agreement, dated on the date hereof, between the Company and the Buyer.

    "Person" shall mean an individual, partnership, joint venture, corporation, trust, unincorporated organization, or government, or any department or agency thereof.

    "Plan" shall have the meaning ascribed thereto in the Preamble hereof.

    "Registrable Securities" shall mean shares of Common Stock that are issued or are issuable upon conversion of the Series A Preferred Stock and are held by the Trustee and the Buyer Shares, collectively. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement,

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(ii) such securities shall have been sold in open market transactions pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred or (iv) such securities shall have ceased to be outstanding.

    "Registration Expenses" means any and all expenses incident to performance of or compliance with Article V of this Agreement, including without limitation,
(i) all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with such performance and compliance, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts and commissions and transfer taxes, if any, and (vi) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), provided, however, that each stockholder who beneficially owns (or
         -------------------
holds, in the case of the Trustee) any Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such stockholder's Registrable Securities pursuant to a registration statement effected pursuant to this Agreement.

    "Requisite Share Number" means at least 10% of the outstanding Registrable Securities with an aggregate Fair Value Price of at least $15 million.

    "Sale of the Buyer" means the sale of the Buyer, whether such sale occurs pursuant to (i) the sale of more than fifty percent (50%) of the Buyer's voting capital stock, (ii) a sale of all or substantially all of the assets of the Buyer or (iii) a merger, consolidation or recapitalization of the Buyer as a result of which the ownership of the Buyer's voting capital stock (or the voting capital stock of the surviving corporation, if the Buyer is not the survivor) is changed to the extent of more than fifty percent (50%).

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    "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act or the Exchange Act.

    "Section 2.1 Event" shall have the meaning ascribed thereto by Section 2.1(a) hereof.

    "Section 5.1 Maximum Number" shall have the meaning ascribed thereto in
Section 5.1 hereof.

    "Section 5.1 Notice" shall have the meaning ascribed thereto in Section 5.1 hereof.

    "Section 5.1 Request" shall have the meaning ascribed thereto in Section 5.1 hereof.

    "Section 5.2 Notice" shall have the meaning ascribed thereto in Section 5.2 hereof.

    "Section 5.2 Sale Number" shall have the meaning ascribed thereto in Section
5.2 hereof.

    "Section 5.6 Notice" shall have the meaning ascribed thereto in Section 5.6 hereof.

    "Section 5.6 Sale Number" shall have the meaning ascribed thereto in Section
5.6 hereof.

    "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

    "Series A Preferred Stock" shall mean the Company's Series A Preferred Stock, as such is defined in the Company's Amended and Restated Certificate of Incorporation.

    "Stock Purchase Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

    "Stockholder Option Agreement" shall mean the Stockholder Option Agreement, dated on the date hereof, between INVESTCORP International Inc. and the Buyer.

    "Subsequent Grantee" shall have the meaning ascribed thereto in Section 5.6 hereof.

    "Subsequent Stockholders" shall have the meaning ascribed thereto in Section
5.2 hereof.

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    "Tag-Along Right" shall have the meaning ascribed thereto in Section 2.1(a)
hereof.

    "Third Party" shall mean a Person not affiliated with the Buyer.

    "Third Party Registration Right" shall have the meaning ascribed thereto in
Section 5.6 hereof.

    "Trust" shall have the meaning ascribed thereto in the Preamble hereof.

    "Trustee" shall have the meaning ascribed thereto in the Preamble hereof.

    "Trustee Shares" shall mean the Registrable Securities held by the Trustee in its capacity as Trustee of the Trust.

    "Withdrawal Election" shall have the meaning ascribed thereto in Section 5.1 hereof.

                                   ARTICLE II

                         TAG-ALONG and DRAG-ALONG RIGHTS

          Section 2.1 Sale of Common Stock to a Third Party.
                      --------------------------------------

    (a) If at any time, or from time to time, the Buyer proposes to sell for its own account (other than in a sale pursuant to a registration statement under the Securities Act) shares of Common Stock (a "Section 2.1 Event") to a Third Party and, following such sale, the Buyer and its Affiliates cease to own (or to continue to own), in the aggregate, at least fifty percent (50%) of the shares of Common Stock acquired by the Buyer on the Effective Date (each such sale, a "Covered Sale"), the Trustee shall have the right to participate with respect to Common Stock issued or issuable upon the conversion of the Series A Preferred Stock only (a "Tag-Along Right"), and Buyer or such Third Party shall have the right to require the Trustee, to participate with respect to such shares (a "Drag-Along Right"), in such sale on a pro rata basis (based on (i) the aggregate number of shares of Common Stock to be sold by the Buyer in such Covered Sale and any related transactions (but not in any other sales) compared to (ii) the aggregate number of Buyer Shares acquired by the Buyer on the Effective Date, as appropriately adjusted for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations and similar events occurring after the Effective Date) for the same consideration per share, and otherwise on the same terms (the "Buyer

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Consideration"), as the Buyer sells its shares of Common Stock.

    (b) Notwithstanding anything to the contrary contained in this Section 2.1, the Trustee's obligation to participate in a sale on exercise of a Drag-Along Right shall be subject to and qualified by the fiduciary duties of such Trustee under ERISA.

    (c) Prior to or within two calendar days following the occurrence of a
Section 2.1 Event, the Buyer, in its sole discretion, may notify the Trustee in writing either of its intention to consummate or of the occurrence of such
Section 2.1 Event (which notice shall set forth the terms upon which such
Section 2.1 Event is intended to be or shall have been consummated) in the manner and upon the terms and conditions provided in this Section 2.1(c). If the Buyer, in its sole discretion, shall have given prior written notice to the Trustee of its intention to engage in a Section 2.1 Event, then the Trustee shall have 15 calendar days from the receipt of such notice within which to exercise its Tag-Along Rights pursuant to this Section 2.1, and the failure of the Trustee to notify the Buyer of its intention to exercise its Tag-Along Rights within such 15 calendar days shall operate as a waiver of such Tag-Along Rights; provided, however, that the Buyer's having delivered written notice of
        -------------------
its intention to engage in a Section 2.1 Event shall not be construed as providing any assurance that a Section 2.1 Event shall be consummated, and the delivery of such notice shall not give rise to any rights on the part of the Trustee, other than those expressly set forth in this Agreement. If the Buyer , in its sole discretion, shall not have given prior written notice of its intention to engage in a Section 2.1 Event, then the Buyer shall notify the Trustee in writing of the occurrence of a Section 2.1 Event not later than two calendar days following the consummation of such Section 2.1 Event, and the Trustee shall have 15 calendar days from the receipt of such notice within which to exercise its Tag-Along Rights pursuant to this Section 2.1. The failure of the Trustee to notify the Buyer of its intention to exercise its Tag-Along Rights within such 15 calendar days shall operate as a waiver of such Tag-Along Rights. The delivery of any notice regarding a Section 2.1 Event pursuant to the provisions of this Section 2.1 shall not operate as a waiver of Buyer's or a Third Party's Drag-Along Rights in respect of the Section 2.1 Event specified in such notice. In the case of a Third Party's exercise of its Drag-Along Rights pursuant to the provisions of this Section 2.1, the Third Party shall deliver written notice to the Trustee, not later than two calendar days following the occurrence of a Section 2.1 Event, with respect to which such Drag-Along Rights have been exercised, of its intention to exercise such Drag-Along Rights in respect of such Section 2.1 Event. The

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consummation of any transaction pursuant to the Third Party's exercise of its
Drag-Along Rights shall occur within 15 calendar days following the delivery of the notice specified in this Section 2.1(c).

    (d) The Buyer shall not enter into a transaction which would constitute a
Section 2.1 Event unless the Third Party shall have agreed in writing, prior to the consummation of such transaction, to be bound by the Tag-Along Rights provided in this Section 2.1; provided, however, that such agreement shall not
                              -------------------
be construed as providing any assurance that a Section 2.1 Event shall be consummated and shall not give rise to any liability on the part of the Buyer to the Trustee.

    Section 2.2 Legend on Certificates. Each certificate representing shares of
                ------------------------
Series A Preferred Stock or Common Stock (including any shares of Common Stock issued upon conversion of Series A Preferred Stock) from time to time issued and outstanding shall bear the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF THE 1996 STOCKHOLDERS' AGREEMENT DATED AS OF MARCH 22, 1996 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF SIMMONS COMPANY AND WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY SIMMONS COMPANY OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER).

          NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS COMPANY, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES AND "BLUE SKY" LAWS.

          Section 2.3 Removal of Legend.
                      ------------------

    Upon termination of this Agreement, a Company IPO or a distribution pursuant to the Plan of any of the Trustee Shares to a participant of the Plan (a "Participant

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Transferee") the Company shall, upon request by the Trustee immediately prior to the above events, issue a new certificate representing the shares of Common
Stock or Series A Preferred Stock held by the Trustee or to be distributed to the Participant Transferee with the following legend:

          NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ANY APPLICABLE STATE SECURITIES AND "BLUE SKY" LAWS OR (B) IF SIMMONS COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO SIMMONS COMPANY, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND SUCH STATE SECURITIES AND "BLUE SKY" LAWS.

                                   ARTICLE III

                                 EXCHANGE RIGHTS

          Section 3.1  Exchange Rights.
                       ----------------

    (a) At least 30 Business Days prior to (i) the consummation of a transaction which would result in a Sale of Buyer; (ii) the date that a registration statement is declared effective for a Buyer IPO the Company or the Buyer shall give the Trustee notice of such event (the "Event Notice"). The Event Notice shall set forth the material terms of the event which gives rise to the Exchange Notice, including in the event of (x) a Sale of Buyer, the purchase price (less estimated fees and expenses to be borne by stockholders of the Buyer) of a share of Class C Stock in connection with such Sale of Buyer (the "Sale Per Share Paid") and(y) a Buyer IPO, the estimated range of the initial per share price to the public and underwriting discounts and commissions of the Buyer IPO (the "IPO Per Share Price"). Each of the events which give rise to an Event Notice and a
Section 2.1 Event shall hereinafter be defined as an "Exchange Event.

    (b) Upon receipt of an Event Notice, or upon receipt by the Trustee of notice from the Buyer or a Third Party of a Section 2.1 Event as set forth in
Section 2.1(c) of this Agreement the Trustee shall have the right (the "Exchange Right") to exchange such holder's Common Stock for Class C Stock and/or other consideration as provided below in this Section 3.1. The Exchange Right is exercisable by delivery of

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a written notice (the "Exchange Notice") to the Buyer (i) in the case of a Sale of the Buyer or a Buyer IPO within 15 Business Days of receipt of the Event Notice; and (ii) in the case of receipt of a written notice pursuant to Section
2.1 within five Business Days of such Section 2.1 written notice. Upon receipt of Exchange Notice from the Trustee, the Buyer shall be obligated to exchange not less than all of the shares of Common Stock owned by the Trustee (the "Exchange Shares") (i) in the case of a Sale of the Buyer or a Buyer IPO immediately prior to the consummation of the transaction giving rise to the occurrence of such Exchange Event; and (ii) in the case of receipt of a written notice pursuant to Section 2.1, on the date specified in such Section 2.1 written notice, provided that on or prior to such date the transaction giving rise to such Section 2.1 written notice is consummated (the times and dates referred to in clauses (i) and (ii) of the preceding sentence hereinafter defined as the "Exchange Closing Date").

    (c) the Exchange Shares shall be exchanged for shares of Class C Stock on a one share-for-one share basis (as appropriately adjusted for any stock dividends, stock splits, reverse stock splits, combinations, recapitalizations and similar events occurring after the Effective Date); provided, however, that the number of shares of Class C Stock into which each Exchange Share shall be exchanged shall be increased by that number of shares of Class C Stock determined by (i) dividing the number of Exchange Shares by the total number of shares of all Holdings capital stock then outstanding (assuming the exchange of the Exchange Shares for shares of Class C Stock, and the exercise of all outstanding options other than the Stockholder Option or the Management Anti-dilution Option (which options are assumed not to be exercised), (ii) multiplying such amount by either (A) in the event of a Sale of Buyer, the product of (x) the difference between the Sale Per Share Price and the Stockholder Option Exercise Price and (y) the number of Stockholder Option Shares, or (B) in the event of a Buyer IPO, the product of (x) the difference between the IPO Per Share Price and the Stockholder Option Exercise Price and
(y) the number of Stockholder Option Shares, (iii) dividing such amount by, in the event of a Sale of Buyer, the Sale Per Share Price, or (B) in the event of a Buyer IPO, the IPO Per Share Price, and (iv) dividing such amount by the aggregate number of Exchange Shares.

    (d) The closing for the exchange of the Exchange Shares by the Buyer shall take place on the Exchange Closing Date at the principal office of the Company. At such closing, the Buyer shall deliver to the Trustee, against delivery of Duly Endorsed certificates representing such Exchange Shares, shares of Class C Stock and/or the other consideration that a

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holder of the number of shares of Class C Stock into which such Exchange Shares are exchangeable (in accordance with Section 3.1(c)) will receive upon consummation of the transaction giving rise to the Exchange Event. Upon exchange of the Exchange Shares, such Exchange Shares shall be canceled by the Company.

    (g) The Exchange Rights and the Buyer's obligation to exchange the Exchange Shares under this Agreement shall terminate immediately following the Exchange Closing Date for the first occurrence of an Exchange Event, or if the Trustee has not exercised its Exchange Right, a date on which the Exchange Closing Date would have occurred had the Trustee exercised its Exchange Right and the Buyer shall thereafter have no obligation to exchange any Exchange Shares upon any subsequent Exchange Event.

                                   ARTICLE IV

                              CORPORATE GOVERNANCE

          Section 4.1 Directors and Officers.
                      -----------------------

    (a) The parties to this Agreement agree that the following persons will serve as the initial directors of the Company after the Effective Date, until their successors are duly elected and qualified:

          Savio W. Tung
          Christopher J. O'Brien
          Charles J. Philippin
          John M. Kenney
          Zenon S. Nie
          Jonathan C. Daiker
          Martin R. Passaglia

    (b) The parties to this Agreement further agree, subject to subsection (c) of this Section 4.1, that as long as the Trust shall be the holder of any shares of Series A Preferred Stock (or, prior to the occurrence of an Exchange Event, shares of Common Stock issued upon conversion thereof), the Trustee shall have the right to designate one individual (reasonably acceptable to the Buyer) who shall have the right to attend, but not to vote at, all meetings of the Board of Directors of the Company and Buyer.

    (c) Nothing contained in this Section 4.1 shall in any way be deemed to limit the right or ability of the holder or holders of a majority of the outstanding shares of Common Stock to remove and replace all directors at any time or to

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increase or decrease the number of directors on the Board of Directors of the
Company.

    (d) Prior to an Exchange Event, so long as the Trustee shall be the holder of shares of Series A Preferred Stock (or Common Stock issued upon conversion thereof), Buyer shall mail to the Trustee any notice or financial information (including Buyer financial statements, reports or other similar information) provided to the Common or Class C stockholders, solely in their capacity as stockholders.

    Section 4.2 Certificate; By-Laws. The Amended and Restated Certificate of
                ----------------------
Incorporation and By-Laws of the Company, in each case as such documents will be in effect as of the Effective Date, in each case until thereafter amended in accordance with the terms thereof, are attached hereto as Exhibits A and B, respectively. Immediately following the Effective Date the Trustee and the Buyer agree to vote for the approval of, or to consent to, an amendment to the Company's Amended and Restated Certificate of Incorporation which changes the number of authorized shares of the Series A Preferred Stock to the number of shares issued to the Trustee on the Effective Date.

    Section 4.3 Consent of Trustee Required for Certain Actions. As long as the
                -------------------------------------------------
Trustee shall be the holder of any shares of Series A Preferred Stock (or, prior to the occurrence of an Exchange Event, shares of Common Stock issued upon conversion of Series A Preferred Stock), in addition to any vote required by law or by the Amended and Restated Certificate of Incorporation and By-Laws of the Company, the actions set forth in this Section 4.3 shall require the affirmative written consent of the Trustee, notwithstanding the fact that no vote of the stockholders of the Company may be required by law or by any agreement to which the Company is a party:

          (a)  The occurrence of any Business Combination.

    (b) Except as contemplated in the Parent Option Agreement, the Management Anti-dilution Stock Option Agreement and the Stockholder Option Agreement, (i) the issuance by the Company of any shares of Common Stock (or by the Buyer of any shares of Class C Stock) for a consideration per share less than the Fair Value Price on the date of issuance, other than issuances by Buyer of Class C Stock in an outstanding amount not to exceed 3,051,465 shares to directors, employees or consultants providing services to the Company that are approved by the Boards of Directors of the Buyer and the Company or upon the conversion of securities or other instruments issued in accordance with clause (ii) of this
Section 4.3(b) and other than issuances upon the exercise of

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any option granted in accordance with clause (iii) of this Section 4.3(b); (ii)
the issuance by the Company or the Buyer of any security or other instrument convertible into shares of Common Stock or Class C Stock, respectively, with a conversion price less than the Fair Value Price on the date of issuance of such security or other instrument other than issuances of any such security or other instrument convertible into shares of Class C Stock in an outstanding amount not to exceed 3,051,465 shares to directors, employees or consultants providing services to the Company that are approved by the Boards of Directors of the Buyer and the Company; and (iii) the grant of any option to acquire shares of Common Stock or Class C Stock at an exercise price less than the Fair Value Price on the date of grant, other than grants of options exercisable for shares of Class C Stock in an outstanding amount not to exceed 3,051,465 shares to directors, employees or consultants providing services to the Company that are approved by the Boards of Directors of the Buyer and the Company. The value of any consideration, other than cash or cash equivalents, pursuant to the issuance or grant by the Company or the Buyer of any of the foregoing shall be determined in good faith by the Board of Directors of the issuer of any of the foregoing.

    (c) The payment by the Buyer of any dividend on any shares of capital stock of the Buyer or of any other distribution in respect to such shares unless a provision is made to pay an equivalent (on an as converted and exchanged basis) amount on the Series A Preferred Stock upon conversion and exchange for the Buyer's Class C Stock or Common Stock.

    (d) The undertaking by Buyer of any activities other than those activities incidental to the Buyer's ownership of Common Stock or the operations of the Company.

    (e) The alteration, amendment or restatement by the Board of Directors of the Buyer of the Buyer's By-Laws, as such By-Laws are in effect as of the Effective Date, or an amendment to the Buyer's certificate of incorporation or Certificate of Designation, as in effect immediately following the Effective Date, except for any such amendment that increases the authorized number of shares of any class of the Buyer's capital stock.

    (f) After the Effective Date, the entry of either the Company or the Buyer into any agreement or arrangement (including the modification or any existing agreement or arrangement) that prohibits or limits the Company's ability to honor the "put" options as set forth in Section 5.04(f) of the Plan as is in effect on Effective Date.

    (g) Buyer shall not consummate a transaction that constitutes a Sale of Buyer, a Buyer IPO or a Section 2.1 Event unless the Company has legally sufficient funds to redeem, and is not otherwise prohibited from redeeming, the shares of Series A Preferred Stock the Company is required to redeem under the Amended and Restated Certificate of Incorporation upon the consummation of such transaction; provided that if the Company is unable to redeem or otherwise prohibited from redeeming such shares, then Buyer, any of its Affiliates or any party to such transaction may effect such redemption by purchasing such shares from the holder thereof on the Redemption Date at the Redemption Price (as such terms are defined in the Amended and Restated Certificate of Incorporation) and upon such purchase Buyer shall be permitted to consummate such transaction without the consent of the Trustee, as otherwise required under this Section 4.3(g) of this Article IV.

                                    ARTICLE V

                               REGISTRATION RIGHTS

          Section 5.1 Registration on Request of the Trustee.
                      ---------------------------------------

    (a) Request by the Trustee. Once the Company shall have completed an initial
        ------------------------
registered public offering of Common Stock for its own account (a "Company IPO"), and only if a Company IPO shall have been completed, upon the written request (the "Section 5.1 Request") of the Trustee that the Company effect the registration under the Securities Act of at least the Requisite Share Number of such Trustee's Registrable Securities, the Company will promptly give written notice of such requested registration (a "Section 5.1 Notice") to all other stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities, and thereupon will use its best efforts to effect, as promptly as practicable (but in no event later than 120 calendar days after the Company receives the Section 5.1 Request), the registration under the Securities Act of:

         (i) the Registrable Securities that the Company has been requested to register by the Section 5.1 Request, and

         (ii) all other Registrable Securities that the Company has been requested to register by any other holders of Registrable Securities by written request given to the Company within 15 calendar days after the giving of the Section 5.1 Notice, all to the extent necessary to permit the disposition of the Registrable Securities so to be registered pursuant to an underwritten public offering; provided, however, that (A) the Company shall not be obligated to file a
- -------------------
registration statement relating to a registration request under this Section 5.1 at a time when the Company is then in the process of registering any other securities or within a period of 180 calendar days after the effective date of any other registration statement of the Company (other than, in each case, registration statements on Form S-4 or Form S-8, or any successor or similar forms), (B) the Company shall not be obligated to effect more than one registration statement pursuant to this Section 5.1 during the term of this Agreement and (C) the Company may postpone filing a registration statement relating to a registration request under this Section 5.1 for a reasonable period (not in excess of 90 calendar days after such filing would otherwise be required under this Section 5.1) if in its judgment such filing would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential.

    (b) Registration Statement Form. Registrations under this Section 5.1 shall
        -----------------------------
be on such appropriate registration form of the SEC for the disposition of the Registrable Securities in an underwritten public offering as shall be selected by the Company and shall be reasonably acceptable to the Trustee.

    (c) Expenses. The Company shall pay all Registration Expenses in connection
        ----------
with a registration requested pursuant to this Section 5.1.

    (d) Effective Registration Statement. A registration requested pursuant to
        ----------------------------------
this Section 5.1 will not be deemed to have been effected unless it has become effective; provided, however, that if, after a registration has become
           -------------------
effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration will be deemed not to have been effected.

    (e) Priority in Requested Registrations. If the managing underwriter for a
        -------------------------------------
requested registration pursuant to this Section 5.1 shall advise the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number (the "Section 5.1 Maximum Number") that can be sold in an orderly manner in such offering within a price range acceptable to stockholders who beneficially own (or holds, in the case of the Trustee) Registrable Securities representing in the aggregate at least the Requisite Share Number, then the number of such Registrable Securities to be included in such registration shall be allocated first to the Trustee Shares (until the Section 5.1 Maximum Number of such shares are registered) and, then, if the number of such Trustee Shares to be registered is less than the Section 5.1 Maximum Number, shall be allocated pro rata among all stockholders who beneficially own any Registrable Securities and request that Registrable Securities be included in such registration on the basis of the relative number of shares of such Registrable Securities each such stockholder has requested to be included in such registration (until the Section 5.1 Maximum Number of such shares is met). If, as a result of the proration provisions of this subsection 5.1(e), any stockholder who beneficially owns any Registrable Securities shall not be entitled to include all Registrable Securities in a registration that such stockholder has requested be included, such stockholder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however.r, that a Withdrawal
                                        ---------------------
Election shall be irrevocable and, after making a Withdrawal Election, a stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

    (f) Termination by the Company. If as a result of Withdrawal Elections (but
        ----------------------------
after the Company shall have included in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other stockholders whose Registrable Securities were excluded as a result of the proration provisions of subsection 5.1(e)), less than the Requisite Share Number of Registrable Securities are requested to be included in a registration, the Company may, at its election, give written notice to all stockholders who have requested that Registrable Securities be included in a registration and who have not made a Withdrawal Election that the Company has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the stockholders' rights to have Registrable Securities registered pursuant to this Section 5.1 in the future.

    Section 5.2 Incidental Registration.
                ------------------------

    (a) Right to Include Registrable Securities. If the Company at any time
        -----------------------------------------
proposes to register any shares of Common Stock under the Securities Act for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will promptly give written notice to all stockholders who beneficially own (or who hold, in the case of the Trustee) any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 5.2 (the "Section 5.2 Notice"). The Company will use its best efforts to include in the proposed registration all Registrable Securities that the Company is requested in writing, within 15 calendar days after the Section
5.2 Notice is given, to register by the stockholders thereof; provided, however,
                                                              ------------------
that (i) if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company may, at its election, give written notice of such determination to all stockholders who beneficially own (or who hold, in the case of the Trustee) any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of shares of Common Stock, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

    (b) Expenses. The Company shall pay all Registration Expenses in connection
        ----------
with a registration requested pursuant to this Section 5.2;

    (c) Priority in Incidental Registrations. If the managing underwriter for a
        --------------------------------------
registration pursuant to this Section 5.2 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 5.2 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such offering (i) first, all the securities the Company proposes to register, and (ii) second, to the extent that the Registrable Securities to be included by the Company are less than the Section 5.2 Sale Number, all Registrable Securities requested to be included by all stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and by any other Persons to whom incidental registration rights may be granted on or after the Effective Date (the "Subsequent Stockholders"); provided, however, that if the sum of the number of such Registrable Securities
- -------------------
and the number of such securities held by such Subsequent Stockholders exceeds the Section 5.2 Sale Number less the number of securities included pursuant to clause (i)
hereof, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and among all Subsequent Stockholders, on the basis of the relative number of shares of such Registrable Securities each such stockholder and Subsequent Stockholder has requested to be included in such registration (until the Section 5.2 Sale Number of such shares is registered). If, as a result of the proration provisions of this subsection 5.2(c), any such stockholder or Subsequent Stockholder shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 5.2 that such stockholder or Subsequent Stockholder has requested be included, such stockholder or Subsequent Stockholder may make a Withdrawal Election; provided, however, that
                                                       -------------------
such Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, such stockholder or Subsequent Stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

    Section 5.3 Registration Procedures. If and wherever the Company is required
                -------------------------
to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article V, the Company will, as soon as practicable:

         (a) promptly prepare and file with the SEC (in any event within 120 calendar days after the end of the period within which requests for registration may be given to the Company), the requisite registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may discontinue any
                -------------------
     registration of its securities that is being effected pursuant to Section
     5.2 at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which in no event shall exceed 120 calendar days) as any seller of such Registrable Securities shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

         (c) furnish to each seller of such Registrable Securities and each underwriter, if any, of the securities being sold by such seller with such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities owned by such seller;

    (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities representing more than 15% of the total number of securities covered by such registration statement or any managing underwriter shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such seller and each managing underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller; provided, however, that the Company shall not for any such purpose be required
- -------------------
to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

    (e) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

    (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

    (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar equity securities issued by the Company are then listed or eligible for listing, if the listing of such securities is then permitted under the rules of such exchange;

    (h) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

    (i) in connection with any underwritten offering, enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings. Such sellers of Registrable Securities shall be required to make such representations and warranties to and agreements with the Company and the underwriters as maybe necessary, in the discretion of the Company or the underwriters, to effect such registration;

    (j) upon receipt of such confidentiality agreements as the Company may reasonably request, make available for inspection by any seller of such Registrable Securities covered by such registration statement and by any attorney, accountant or other agent retained by any such seller, all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause all of the Company's and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement; and

         (k) permit any holder of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included.

    The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

    Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause
(e) of this Section 5.3, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.3, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (b) of this
Section 5.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this
Section 5.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.3.

    Section 5.4 Indemnification. In the event of any registration of any
                -----------------
securities of the Company under the Securities Act pursuant to Section 5.1 or
5.2 hereof, the Company, each seller of any Registrable Securities covered by such registration statement, and each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, shall enter into mutually acceptable agreements providing customary indemnification and contribution provisions.

    Section 5.5 Underwriters. The Company shall have the right, to select any
                --------------
nationally recognized investment banker to act as the underwriter in any public offering of

Registrable Securities pursuant to Sections 5.1 or 5.2 hereof to administer the offering.

    Section 5.6 Additional Registration Rights Provisions.
                ------------------------------------------

    (a) Nothing in this Article V shall be read to prohibit or prevent (i) the Company from granting additional demand or incidental registration rights to any Person after the date hereof, including the incidental registration rights set forth in Section 5.2 hereof or (ii) the registration by the Company from time to time of any Buyer Shares.

    (b) If at any time on or following the Effective Date, the Company shall grant to any holder of Common Stock (including Buyer) registration rights (a "Subsequent Grantee") in respect of shares of Common Stock beneficially owned by such holder ("Third Party Registration Rights") which rights shall have been exercised by such Subsequent Grantee, the Company shall promptly give written notice of the exercise of such Third Party Registration Rights to the Buyer and to the Trustee (the "Section 5.6 Notice"), who shall have the right (subject to the provisions of Section 5.6(c) and (d) hereof) to include in the proposed registration all Registrable Securities beneficially owned by the Buyer or held by the Trustee that the Company is requested in writing, within 15 days after the Section 5.6 Notice is given, by the Buyer or by the Trustee to register; provided, however, that (i) if, at any time after the Buyer or the Trustee shall
- -------------------
have given written notice of their intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company may, at its election, give written notice of such determination to the Buyer and the Trustee and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of shares of Common Stock, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

    (c) Expenses. The Company shall pay all Registration Expenses in connection
        ----------
with each registration of Registrable Securities requested pursuant to this
Section 5.6.

    (d) Priority in Incidental Registrations. If the managing underwriter for a
        --------------------------------------
registration pursuant to this Section 5.6 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 5.6 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company and Subsequent Grantees, the Company shall include in such offering (i) first, all the securities proposed to be registered by the Subsequent Grantee (including Buyer or any of its Affiliates), (ii) second, to the extent that the Registrable Securities to be included by the Subsequent Grantees (including Buyer or any of its Affiliates) are less than the Section 5.6 Sale Number, all Registrable Securities sought to be registered by the Company, and (iii) third, to the extent that the sum of the Registrable Securities to be included by the Subsequent Grantees (including Buyer or any of its Affiliates) and by the Company are less than the Section 5.6 Sale Number, all Registrable Securities requested to be included by the Buyer, the Trustee and by any other Person or Persons upon whom registration rights have been conferred; provided, however,
                                                           ------------------
that if the sum of the number of Registrable Securities to be registered pursuant to clause (iii) above exceeds the Section 5.6 Sale Number, then the number of Registrable Securities requested by the Buyer, the Trustee and by any other Person or Persons upon whom registration rights have been conferred to be included in such registration shall be allocated pro rata among the Buyer, the Trustee and such other Person or Persons, on the basis of the relative number of shares of such Registrable Securities Buyer, the Trustee and each such Person has requested to be included in such registration. If, as a result of the proration provisions of this subsection 5.6(d), the Buyer or the Trustee shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 5.6 that the Buyer or the Trustee has requested be included, the Buyer or the Trustee may make a Withdrawal Election; provided, however, that
                                                     -------------------
such Withdrawal Election shall be irrevocable and, after making a Withdrawal Election, the Buyer or the Trustee shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

    (e) Except as set forth in subsection 5.6(b) hereof and notwithstanding any other provision of this Agreement, the grant by the Company of any additional demand registration rights (or the registration of any Buyer Shares) shall not give rise to any registration rights on the part of any stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities in respect of the exercise of such additional demand registration rights by the holders thereof (or the registration of any Buyer Shares).

    (f) Notwithstanding any other provision of this Agreement, (i) without the consent of Buyer, the Company shall not be required to register any securities unless shares of Common Stock have prior thereto been, or simultaneously therewith are being, registered on a Form other than Form S-4 or Form S-8 (or any successor or similar form) (it being acknowledged by the Trustee that Buyer shall have the exclusive right to determine when such initial registration shall occur), and (ii) the Company may register the Buyer Shares at any time without the consent of the Trustee.

                            ARTICLE VI MISCELLANEOUS

    Section 6.1 Binding Effect. This Agreement shall be binding upon and shall
                ----------------
inure to the benefit of the parties hereto and their respective successors, assigns and transferees except to the extent that the terms of this Agreement limit or otherwise restrict the transferability of any rights or obligations hereunder. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

    Section 6.2 Waiver and Amendment. Any party hereto may waive its rights
                ----------------------
under this Agreement at any time, and the Company may waive its rights under this Agreement with respect to any party hereto at any time; provided that no
                                                             ---------
waiver by the Company shall operate to waive the Company's rights under this Agreement with respect to any party hereto not named in such waiver. Any agreement on the part of any such party to any such waiver by the Company shall be valid only if set forth in an instrument in writing signed by such party. This Agreement may be amended or waived only by a written instrument signed by
(a) the Company, (b) stockholders owning of record a majority of the then outstanding Buyer Shares, and (c) so long as it owns shares of Series A Preferred Stock (or shares of Common Stock issuable upon conversion thereof), the trustee under the Plan which trustee shall be an independent corporate trustee. All parties hereto shall be bound by any amendment or waiver approved as prescribed in the foregoing sentence from and after the date of the receipt of a written notice from the Company setting forth such amendment or waiver and reciting its approval or waiver, as the case may be, whether or not shares of Series A Preferred Stock or Common Stock held by any stockholder shall have been marked to indicate such consent.

    Section 6.3 Notices. All notices and other communications provided for
                ---------
herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail, if sent by registered or certified mail, return receipt requested, postage prepaid, and when received, if delivered otherwise, to the party to whom it is directed at the following addresses:

          (a)  If to the Company, to:

               Simmons Company
               1 Concourse Parkway
               Suite 600
               Atlanta, Georgia 30328
               Attn: Chief Executive Officer

               with a copy to:

               Gibson, Dunn & Crutcher
               200 Park Avenue
               47th Floor
               New York, New York 10166-0193
               Attn: Charles K. Marquis, Esq.

          (b)  If to the Buyer or any of its Affiliates, to:

               Simmons Holdings, Inc.
               c/o INVESTCORP International Inc.
               280 Park Avenue, 37 West Floor
               New York, New York 10017
               Attn: Christopher J. O'Brien

               with copies to:

               INVESTCORP International Inc.
               280 Park Avenue, 37 West Floor
               New York, New York 10017
               Attn: Christopher J. O'Brien

               and

               Gibson, Dunn & Crutcher
               200 Park Avenue
               47th Floor
               New York, New York 10166-0193
               Attn: Charles K. Marquis

          (c)  If to the Trustee, to:

               NationsBank, N.A. (South)
               600 Peachtree Street, N.E. 7th Floor
               Atlanta, Georgia 30308
               Attn: Ernest F. Ritter
               with a copy to:

               Kirkpatrick & Lockhart LLP
               1500 Oliver Building
               Pittsburgh, Pennsylvania 15222-2312
               Attn: Charles R. Smith

or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

    Section 6.4 Applicable Law. The laws of the State of Delaware shall govern
                ----------------
the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

    Section 6.5 Integration. This Agreement and the documents referred to herein
                -------------
or delivered pursuant hereto, which form a part hereof, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

    Section 6.6 Descriptive Headings, Etc. The headings in this Agreement are
                ---------------------------
for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (a) words of any gender shall be deemed to include each other gender; (b) words using the singular or plural number shall also include the plural or singular number, respectively; and (c) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

    Section 6.7 Counterparts. This Agreement may be executed in two or more
                --------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

    Section 6.8 Severability. In the event that any one or more of the
                --------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect and for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect, and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof, shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

    Section 6.9 Term. This Agreement (other than (A) the provisions of Article V
                ------
hereof which shall terminate on the earlier of (i) the fifth anniversary date of the consummation of the Company IPO or (ii) the date the Trustee no longer holds shares of Series A Preferred Stock (or shares of Common Stock issued upon conversion thereof) and (B) if applicable, the provisions of Section 4.3 which shall terminate on the date the Trustee no longer holds shares of Series A Preferred Stock (or, prior to the occurrence of an Exchange Event, shares of Common Stock issued upon conversion thereof)) shall terminate upon the termination of the Trustee's Exchange Right, provided, however, that upon the
                                             -------------------
termination of this Agreement and conditioned upon the Trustee receiving shares of Buyer capital stock as a result of such Exchange Event, Buyer and Trustee agree to enter into a registration agreement substantially in the form attached hereto as Exhibit C.

    Section 6.10 Injunctive Relief. It is hereby agreed and acknowledged that it
                 -------------------
will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that, in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall therefore be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

    IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.

                         SIMMONS COMPANY

                         By:  /s/ Zenon S. Nie
                              -------------------------------
                              Name: Zenon S. Nie
                              Title: Chief Executive Officer



                         SIMMONS COMPANY EMPLOYEE STOCK
                         OWNERSHIP TRUST

                         By:  NationsBank, N.A. (South)
                              solely in its capacity
                              as Trustee



                         By: /s/ M. Carole Trizzino
                             --------------------------------
                             Name:  M. Carole Trizzino
                             Title: Vice President


                         SIMMONS HOLDINGS, INC.



                         By: /s/ John M. Kenney
                             --------------------------------
                             Name: John M. Kenney
                             Title: Vice President

                               EXHIBIT A


             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
             -------------------------------------------------
                            OF SIMMONS COMPANY
                            ------------------


    [See the Amended and Restated Certificate of Incorporation of
                      Simmons Company at Tab 11]

                               EXHIBIT B


             AMENDED AND RESTATED BYLAWS OF SIMMONS COMPANY
             ----------------------------------------------


    [See the Amended and Restated Bylaws of Simmons Company
                      at Tab 12]

                             EXHIBIT C

                      REGISTRATION AGREEMENT
                      ----------------------

    AGREEMENT, dated as of [                  ], 199_ (this
"Agreement"), by and between Simmons Holdings, Inc., a Delaware corporation (the "Company"), and NationsBank, N.A. (South), solely as trustee of the Simmons Company Employee Stock Ownership Trust, established pursuant to the Agreement of Trust for the Simmons Company Employee Stock Ownership Plan, dated as of January 17, 1989, as amended, adopted as part of the Simmons Company Employee Stock Ownership Plan (the "Plan"), or any successor trustee thereunder (the "Trustee"). This Agreement shall become effective upon execution by the parties hereto, provided, however, that the
                                      -----------------
Company shall have no obligation to enter into this Agreement prior to the consummation of a transaction giving rise to an Exchange Event, as such term is defined in the Stock Purchase Agreement (as such term is hereinafter defined).

    Simmons Company, a Delaware corporation ("Simmons"), the Trustee, Merrill Lynch Capital Appreciation Partnership No. B-XI, L.P., MLCP Associates L.P. No. II, ML IBK Positions Inc., ML Offshore LBO Partnership No. B-XI, Merrill Lynch KECALP L.P. 1987, Merrill Lynch KECALP L.P. 1989, Merchant Banking L.P. No. IV, certain stockholders listed on the signature pages thereto, Simmons Acquisition Corp., a previously wholly owned subsidiary of the Company ("SAC"), and the Company entered into a Stock Purchase Agreement, dated as of February __, 1996 (the "Stock Purchase Agreement"), pursuant to which, among other things, subject to the terms and conditions thereof, SAC purchased shares of Common Stock of the Company from certain stockholders.

The parties to this Agreement entered into a separate 1996 Stockholders' Agreement, dated March __, 1996 (the "1996 Stockholders' Agreement"), pursuant to which the Trustee agreed to certain restrictions on the sale, assignment, transfer, encumbrance or other disposition of certain shares of preferred stock of Simmons (the "Series B Preferred Stock") in return for, among other things, certain exchange rights, allowing the Trustee to exchange shares of Series A Preferred Stock for shares of the Company's Common Stock (as such term is hereinafter defined).

    The Company has agreed to enter into this Agreement as an inducement to, and as consideration for, the Trustee entering into the Stock Purchase Agreement and the 1996 Stockholders' Agreement, and each of the parties hereto deem it in their best interests to enter into this Agreement.

    Accordingly, in consideration of the premises and of the terms and conditions herein contained the parties hereto mutually agree as follows:

                             ARTICLE I

                            DEFINITIONS

    As used in this Agreement, the following terms shall have the meanings ascribed to them below:

    "Affiliate" of any Person shall mean any other Person directly or indirectly controlled by, controlling or under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to directly or indirectly direct the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise; the terms "controlling" and "controlled" have meanings correlative to the foregoing.

    "Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

    "Board of Directors" shall mean the board of directors of the Company.

    "Certificate of Designations" shall mean the Certificate of Designations of the Company, filed ______ __,
1996, with the Secretary of State for the State of Delaware.

    "Class C Stock" shall mean the Company's Class C stock, as such is defined in the Certificate of Designations.

    "Company" shall have the meaning ascribed thereto in the Preamble hereof.

    "Common Stock" shall mean the common stock of the Company, $.01 par value per share.

    "Effective Date" shall mean March __, 1996, the effective date of the 1996 Stockholders Agreement.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

    "Fair Value Price" shall mean, with respect to each share of Common Stock, an amount equal to the fair market value (valued on a going concern basis) of a share of such stock, as determined in good faith by the Board of Directors of the issuer of such stock, without applying any discounts for minority interests or for legal or contractual restrictions on transferability.

    "Investor Shares" shall mean the shares of Common Stock beneficially owned by the Investors (including any shares of Common Stock issued or issuable upon the conversion of any other class of the Company's capital stock), any of their Affiliates or any of their respective transferees.

    "Investors" means those Persons listed on Schedule A attached hereto, and any transferee of any such Investor; provided that, notwithstanding the foregoing, at any particular time a Person shall not be treated as an Investor if the Person, both individually and together with any shares held by others that would, if sold, be aggregated with sales by such Person pursuant to Rule 144(e)(3) under the Act, holds less than one percent (1%) of the Common Stock at the time outstanding and if such shares in the hands of such Person at the time could be sold in compliance with Rule 144 within a three month period.

    "Person" shall mean an individual, partnership, joint venture, corporation, trust, unincorporated organization, or government, or any department or agency thereof.

    "Plan" shall have the meaning ascribed thereto in the Preamble hereof.

    "Registrable Securities" shall mean (i) shares of Common Stock that are issued or are issuable upon conversion of the Class C Stock and are held by the Trustee immediately prior to a registration under the Securities Act arising from a Section 2.1 Request and (ii) the Investor Shares, collectively. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold in open market transactions pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred, or (iv) such securities shall have ceased to be outstanding.

    "Registration Expenses" means any and all expenses incident to performance of or compliance with this Agreement, including without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. ("NASD") registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses,
(iv) the fees and disbursements of counsel for the Company and of the Company's independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (v) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Company in connection with such performance and compliance, including any fee payable to a qualified independent underwriter within the meaning of the rules of the NASD, but excluding underwriting discounts bind commissions and transfer taxes, if any, and (vi) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); provided, however, that each
                             --------  -------
stockholder who beneficially owns (or holds, in the case of the Trustee) any Registrable Securities shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of its Registrable Securities pursuant to a registration statement effected pursuant to this Agreement.

    "Requisite Share Number" means at least 10% of the outstanding Common Stock with an aggregate Fair Value Price of at least $15 million.

    "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities
Act or the Exchange Act.

    "Section 2.1 Maximum Number" shall have the meaning ascribed thereto in Section 2.1(e) hereof.

    "Section 2.1 Notice" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

    "Section 2.1 Request" shall have the meaning ascribed thereto in Section 2.1(a) hereof.

    "Section 2.2 Notice" shall have the meaning ascribed thereto in Section 2.2(a) hereof.

    "Section 2.2 Sale Number" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

    "Section 2.6 Notice" shall have the meaning ascribed thereto in Section 2.6(b) hereof.

    "Section 2.6 Sale Number" shall have the meaning ascribed thereto in Section 2.6(d) hereof.

    "Section 2.4 Event" shall have the meaning ascribed thereto by
Section 2.4(a) hereof.

    "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

    "Stock Purchase Agreement" shall have the meaning ascribed thereto in the Preamble hereof.

    "Subsequent Grantee" shall have the meaning ascribed thereto in Section 2.6(b) hereof.

    "Subsequent Stockholders" shall have the meaning ascribed thereto in Section 2.2(c) hereof.

    "Third Party Registration Rights" shall have the meaning ascribed thereto in Section 2.6(b) hereof.

    "Trustee" shall have the meaning ascribed thereto in the Preamble hereof.

    "Trustee Shares" shall mean the Registrable Securities held by the Trustee in its capacity as Trustee of the Trust.

    "Withdrawal Election" shall have the meaning ascribed thereto in Section 2.1(e) hereof.

                            ARTICLE II

                        REGISTRATION RIGHTS

    Section 2.1 Registration on Request of the Trustee.
                ---------------------------------------

    (a) Request by the Trustee. Once the Company shall have
        ----------------------
completed an initial registered public offering of Common Stock for its own account (a "Company IPO"), and only if a Company IPO shall have been completed, upon the written request (the "Section
2.1 Request") of the Trustee that the Company effect the registration under the Securities Act of at least the Requisite Share Number of such Trustee's Registrable Securities, the Company will promptly give written notice of such requested registration (a "Section 2.1 Notice") to all other stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities, and thereupon will use its best efforts to effect, as promptly as practicable (but in no event later than 120 calendar days after the Company receives the
Section 2.1 Request), the registration under the Securities Act of:

         (i) the Registrable Securities that the Company has been requested to register by the Section 2.1 Request, and

         (ii) all other Registrable Securities that the Company has been requested to register by any other holders of Registrable Securities by written request given to the Company within 15 calendar days after the giving of the
     Section 2.1 Notice,

all to the extent necessary to permit the disposition of the Registrable Securities so to be registered pursuant to an underwritten public offering; provided, however, that (A) the
                              --------  -------
Company shall not be obligated to file a registration statement relating to a registration request under this Section 2.1 at a time when the Company is then in the process of registering any other securities or within a period of 180 calendar days after the effective date of any other registration statement of the Company (other than, in each case, registration statements on Form S-4 or Form S-8, or any successor or similar forms), (B) the Company shall not be obligated to effect more than one registration statement pursuant to this Section 2.1 during the term of this Agreement and (C) the Company may postpone filing a registration statement relating to a registration request under this Section
2.1 for a reasonable period (not in excess of 90 calendar days after such filing would otherwise be required under this Section 2.1) if in its judgment such filing would require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential.

    (b) Registration Statement Form. Registrations under this
        ---------------------------
Section 2.1 shall be on such appropriate registration form of the SEC for the disposition of the Registrable Securities in an underwritten public offering as shall be selected by the Company and shall be reasonably acceptable to the Trustee.

    (c) Expenses. The Company shall pay all Registration Expenses
        --------
in connection with a registration requested pursuant to this
Section 2.1.

    (d) Effective Registration Statement. A registration requested
        --------------------------------
pursuant to this Section 2.1 will not be deemed to have been effected unless it has become effective; provided, however, that
                                         --------  -------
if, after a registration has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such registration will be deemed not to have been effected.

    (e) Priority in Requested Registrations. If the managing
        -----------------------------------
underwriter for a requested registration pursuant to this Section
2.1 shall advise the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number (the "Section 2.1 Maximum Number") that can be sold in an orderly manner in such offering within a price range acceptable to stockholders who beneficially own (or holds, in the case of the Trustee) Registrable Securities representing in the aggregate at least the Requisite Share Number, then the number of such Registrable Securities to be included in such registration shall be allocated first to the Trustee Shares (until the Section 2.1 Maximum Number of such shares are registered) and, then, if the number of such Trustee Shares to be registered is less than the Section 2.1 Maximum Number, shall be allocated pro rata among all stockholders who beneficially own any Registrable Securities and request that Registrable Securities be included in such registration on the basis of the relative number of shares of such Registrable Securities each such stockholder has requested to be included in such registration (until the Section
2.1 Maximum Number of such shares is met). If, as a result of the proration provisions of this subsection 2.1(e), any stockholder who beneficially owns any Registrable Securities shall not be entitled to include all Registrable Securities in a registration that such stockholder has requested be included, such stockholder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided, however, that a Withdrawal Election shall be irrevocable
- --------  -------
and, after making a Withdrawal Election, a stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

    (f) Termination by the Company. If as a result of Withdrawal
        --------------------------
Elections (but after the Company shall have included in such registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other stockholders whose Registrable Securities were excluded as a result of the proration provisions of subsection 2.1(e)), less than the Requisite Share Number of Registrable Securities are requested to be included in a registration, the

Company may, at its election, give written notice to all stockholders who have requested that Registrable Securities be included in a registration and who have not made a Withdrawal Election that the Company has determined not to proceed with such registration and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the stockholders' rights to have Registrable Securities registered pursuant to this Section 2.1 in the future.

    Section 2.2 Incidental Registration.
                ------------------------

    (a) Right to Include Registrable Securities. If the Company at
        ---------------------------------------
any time proposes to register any shares of Common Stock under the Securities Act for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will promptly give written notice to all stockholders who beneficially own (or who hold, in the case of the Trustee) any Registrable Securities of its intention to do so, of the registration form of the SEC that has been selected by the Company and of such holders' rights under this Section 2.2 (the "Section
2.2 Notice"). The Company will use its best efforts to include in the proposed registration all Registrable Securities that the Company is requested in writing, within 15 calendar days after the
Section 2.2 Notice is given, to register by the stockholders thereof; provided, however, that (i) if, at any time after giving
         --------  -------
written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company may, at its election, give written notice of such determination to all stockholders who beneficially own (or who hold, in the case of the Trustee) any Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of shares of Common Stock, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

    (b) Expenses. The Company shall pay all Registration Expenses
        --------
in connection with a registration requested pursuant to this
Section 2.2.

    (c) Priority  in  Incidental Registrations.  If  the  managing
        ---------------------------------------
underwriter for a registration pursuant to this

Section 2.2 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 2.2 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such offering (i) first, all the securities the Company proposes to register, and
(ii) second, to the extent that the Registrable Securities to be included by the Company are less than the Section 2.2 Sale Number, all Registrable Securities requested to be included by all stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and by any other Persons to whom incidental registration rights may have been granted on or after the Effective Date (the "Subsequent Stockholders"); provided, however, that if the sum of the number of such
- --------  -------
Registrable Securities and the number of such securities held by such Subsequent Stockholders exceeds the Section 2.2 Sale Number less the number of securities included pursuant to clause (i) hereof, then the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities and among all Subsequent Stockholders, on the basis of the relative number of shares of such Registrable Securities each such stockholder and Subsequent Stockholder has requested to be included in such registration (until the Section 2.2 Sale Number of such shares is registered). If, as a result of the proration provisions of this subsection 2.2(c), any such stockholder or Subsequent Stockholder shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 2.2 that such stockholder or Subsequent Stockholder has requested be included, such stockholder or Subsequent Stockholder may make a Withdrawal Election; provided, however, that such Withdrawal Election shall be
- --------  -------
irrevocable and, after making a Withdrawal Election, such stockholder or Subsequent Stockholder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

    Section 2.3 Registration Procedures. If and wherever the
                -----------------------
Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article II, the Company will, as soon as practicable:

             (a) promptly prepare and file with the SEC (in any event within 120 calendar days after the end of the period within which requests for registration may be given to the Company), the requisite registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, however, that the
                                    --------  -------
    Company may discontinue any registration of its securities that is being effected pursuant to Section 2.2 at any time prior to the effective date of the registration statement relating thereto;

         (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which in no event shall exceed 120 calendar days) as any seller of such Registrable Securities shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period;

         (c) furnish to each seller of such Registrable Securities and each underwriter, if any, of the securities being sold by such seller with such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller and underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities representing more than 15% of the total number of securities covered by such registration statement or any managing underwriter shall reasonably request, and do any and all other acts and things that may be necessary or advisable to enable such seller and each managing underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities owned by such seller; provided,
                                                 --------
    however, that the Company shall not for any such purpose be
    -------
    required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (d) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

         (e) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such seller promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (f) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first day of the Company's first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (g) use its best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar equity securities issued by the Company are then listed or eligible for listing, if the listing of such securities is then permitted under the rules of such exchange;

         (h) provide a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

         (i) in connection with any underwritten offering, enter into an underwriting agreement with the underwriter of such offering in the form customary for such underwriter for similar offerings, including such representations and warranties by the Company, provisions regarding the delivery of opinions of counsel for the Company and accountants' letters, provisions regarding indemnification and contribution, and such other terms and conditions as are at the time customarily contained in such underwriter's underwriting agreements for similar offerings. Such sellers of Registrable Securities shall be required to make such representations and warranties to and agreements with the Company and the underwriters as maybe
    necessary,   in  the  discretion   of  the  Company   or  the
    underwriters, to effect such registration;

        (j) upon receipt of such confidentiality agreements as the Company may reasonably request, make available for inspection by any seller of such Registrable Securities covered by such registration statement and by any attorney, accountant or other agent retained by any such seller, all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause all of the Company's and its subsidiaries' officers, directors and employees to supply all information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement; and

        (k) permit any holder of Registrable Securities who, in the sole judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, that in the judgment of such holder, as aforesaid, should be included.

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

    Each holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 2.3, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 2.3, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause
(b) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 2.3.

    Section 2.4 Indemnification. In the event of any registration
                ---------------
of any securities of the Company under the Securities Act pursuant to Section 2.1 or 2.2 hereof, the Company, each seller of any Registrable Securities covered by such registration statement, and each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, shall enter into mutually acceptable agreements providing customary indemnification and contribution provisions.

    Section 2.5 Underwriters. The Company shall have the right, to
                ------------
select any nationally recognized investment banker(s) to act as the underwriter in any public offering of Registrable Securities pursuant to Sections 2.1 or 2.2 hereof to administer the offering.

    Section 2.6 Additional Registration Rights Provisions.
                ------------------------------------------

    (a) Nothing in this Article II shall be read to prohibit or prevent (i) the Company from granting additional demand or incidental registration rights to any Person after the Effective Date, including the incidental registration rights set forth in
Section 2.2 hereof or (ii) the registration by the Company from time to time of any Investor Shares.

    (b) If at any time on or following the Effective Date, the Company shall have granted to any holder of Common Stock (including any of the Investors) registration rights (a "Subsequent Grantee") in respect of shares of Common Stock beneficially owned by such holder ("Third Party Registration Rights") which rights shall have been exercised by such Subsequent Grantee, the Company shall promptly give written notice of the exercise of such Third Party Registration Rights to each of the Investors and to the Trustee (the "Section 2.6 Notice"), who shall have the right (subject to the provisions of Section 2.6(c) and
(d) hereof) to include in the proposed registration all Registrable Securities beneficially owned by any of the Investors or held by the Trustee that the Company is requested in writing, within 15 days after the Section 2.6 Notice is given, by any of the Investors or by the Trustee to register; provided, however,
                                             --------  -------
that (i) if, at any time after any of the Investors or the Trustee shall have given written notice of their intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such shares of Common Stock, the Company may, at its election, give written notice of such determination to each of the Investors and the Trustee and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, and (ii) in case of a determination by the Company to delay registration of shares of Common Stock, the Company shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other shares of Common Stock.

    (c) Expenses. The Company shall pay all Registration Expenses
        --------
in connection with each registration of Registrable Securities requested pursuant to this Section.

    (d) Priority in Incidental Registrations. If the managing
        ------------------------------------
underwriter for a registration pursuant to this Section 2.6 that involves an underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number (the "Section 2.6 Sale Number") that can be sold in an orderly manner in such offering within a price range acceptable to the Company and Subsequent Grantees, the Company shall include in such offering (i) first, all the securities proposed to be registered by the Subsequent Grantee (including any of the Investors or any of their Affiliates), (ii) second, to the extent that the Registrable Securities to be included by the Subsequent Grantees (including any of the Investors or any of their Affiliates) are less than the Section 2.6 Sale Number, all Registrable Securities sought to be registered by the Company, and (iii) third, to the extent that the sum of the Registrable Securities to be included by the Subsequent Grantees (including any of the Investors or any of their Affiliates) and by the Company are less than the Section
2.6 Sale Number, all Registrable Securities requested to be included by any of the Investors, the Trustee and by any other Person or Persons upon whom registration rights have been conferred; provided, however, that if the sum of the number of
           --------  -------
Registrable Securities to be registered pursuant to clause (iii) above exceeds the Section 2.6 Sale Number, then the number of Registrable Securities requested by any of the Investors, the Trustee and by any other Person or Persons upon whom registration rights have been conferred to be included in such registration shall be allocated pro rata among each of the Investors, the Trustee and such other Person or Persons, on the basis of the relative number of shares of such Registrable Securities each of the Investors, the Trustee and each such Person have requested to be included in such registration. If, as a result of the proration provisions of this subsection 2.6(d), any of the Investors or the Trustee shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 2.6 that any of the

Investors or the Trustee have requested be included, each of the
Investors or the Trustee may make a Withdrawal Election;
provided, however, that such Withdrawal Election shall be
- --------  -------
irrevocable and, after making a Withdrawal Election, an Investor or the Trustee shall no longer have any right to include
Registrable Securities in the registration as to which such Withdrawal Election was made.

    (e) Except as set forth in subsection 2.6(b) hereof and notwithstanding any other provision of this Agreement, the grant by the Company of any additional demand registration rights (or the registration of any Investor Shares) shall not give rise to any registration rights on the part of any stockholders who beneficially own (or hold, in the case of the Trustee) any Registrable Securities in respect of the exercise of such additional demand registration rights by the holders thereof (or the registration of any Investor Shares).

    (f) Notwithstanding any other provision of this Agreement, (i) without the consent of the Investors, the Company shall not be required to register any securities unless shares of Common Stock have prior thereto been, or simultaneously therewith are being, registered on a Form other than Form S-4 or Form S-8 (or any successor or similar form) (it being acknowledged by the Trustee that a majority of the Investors shall have the exclusive right to determine when such initial registration shall occur), and (ii) the Company may register the Investor Shares at any time without the consent of the Trustee.

                       ARTICLE III

                      MISCELLANEOUS

    Section 3.1 Binding Effect. This Agreement shall be
                --------------
binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees except to the extent that the terms of this Agreement limit or otherwise restrict the transferability of any rights or obligations hereunder. The provisions of this Agreement shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

    Section 3.2 Waiver and Amendment. Any party hereto may
                --------------------
waive its rights under this Agreement at any time, and the Company may waive its rights under this Agreement with respect to any Stockholder or group of Stockholders at any time, provided that no waiver by the Company shall operate to
      --------
waive the Company's rights under this Agreement with respect to any Stockholder or group of Stockholders not named in such waiver.

Any agreement on the part of any such party to any such waiver by the Company shall be valid only if set forth in an instrument in writing signed by such party.

    Section 3.5 Notices. All notices and other communications provided for
                --------
herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail, if sent by registered or certified mail, return receipt requested, postage prepaid and when received, if delivered otherwise, to the party to whom it is directed at the following addresses:

          (a)  If to the Company, to:

               Simmons Holdings, Inc.
               c/o INVESTCORP International Inc.
               280 Park Avenue, 37 West Floor
               New York, New York 10017
               Attn: Christopher J. O'Brien

               with a copy to:

               Gibson, Dunn & Crutcher
               200 Park Avenue
               47th Floor
               New York, New York 10166-0193
               Attn: Charles K. Marquis, Esq.

         (b) If to any of the Investors or any of their Affiliates, to:

               c/o INVESTCORP International Inc.
               280 Park Avenue, 37 West Floor
               New York, New York 10017
               Attn: Christopher J. O'Brien

               with copies to:

               INVESTCORP International Inc.
               280 Park Avenue, 37 West Floor
               New York, New York 10017
               Attn: Christopher J. O'Brien

               and:

               Gibson, Dunn & Crutcher
               200 Park Avenue
               47th Floor
               New York, New York 10166-0193
               Attn: Charles K. Marquis, Esq.

          (c)  If to the Trustee, to:

               NationsBank, N.A. (South)
               600 Peachtree Street, N.E.
               7th Floor
               Atlanta, Georgia 30308
               Attn: Ernest F. Ritter

               with a copy to:

               Kirkpatrick & Lockhart L.L.P.
               1500 Oliver Building
               Pittsburgh, Pennsylvania 15222-2312
               Attn: Charles R. Smith

or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

    Section 3.4 Applicable Law. The laws of the State
                --------------
of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law.

    Section 3.5 Integration. This Agreement and the documents referred to herein
                -----------
or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof (including, without limitation, agreements, arrangements or understandings with respect to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting or transfer of shares of Common Stock) other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including, without limitation, agreements, arrangements or understandings with respect to the issuance, sale, purchase, redemption, conversion, exchange, registration, voting or transfer of shares of Common Stock).

     Section 3.6 Descriptive Headings Etc. The headings in this Agreement are
                 ------------------------
for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; and (iii) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

    Section 3.7 Counterparts. This Agreement may be executed in two or more
                -------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     Section 3.8 Severability. In the event that any one or more of the
                 ------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     Section 3.9 Term. This Agreement shall terminate five years from the
                 -----
consummation of a Company IPO.

     Section 3.10 Injunctive Relief. It is hereby agreed and acknowledged that
                  -----------------
it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     Section 3.11 Administration. Any good faith determination by the Board
                  --------------
of Directors with respect to any matter which is the subject of this Agreement shall be conclusive and binding on all Stockholders.

    IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.

                                   SIMMONS HOLDINGS, INC.

                                   By:
                                      --------------------
                                      Name:
                                      Title:

                                   SIMMONS COMPANY EMPLOYEE STOCK
                                      OWNERSHIP TRUST

                                   By: NationsBank, N.A. (South), or
                                       successor trustee solely in in its
                                       capacity as Trustee

                                   By:
                                       -----------------------------
                                       Name:
                                       Title:

                                     SCHEDULE A

                                      INVESTORS
                                      ---------

           [to be supplied by Company immediately prior to an Exchange
                                     Event]